                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant [X]

         Filed by a Party other than the Registrant [ ]

         CHECK THE APPROPRIATE BOX:

        [ ]  Preliminary Proxy Statement      [ ]Confidential, for Use of the
                                                  Commission Only (as permitted
        [X]  Definitive Proxy Statement           by Rule 14a-6(e)(2)
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to _240.14a-11(c) or _240.14a-12


                             GREENLAND CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 017833

        PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
        [ ] No fee required.
        [ ] Fee computed on the table below per Exchange Act
            Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11. (Set forth the amount on which the filing is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

             (5) Total fee paid:

        [ ]  Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                   GREENLAND
                                  CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To the Shareholders of Greenland Corporation:

     Notice is hereby given that the Annual Meeting of the Shareholders of Greenland Corporation (the "Company") will be held at the Company's offices at 1935 Avenida Del Oro, Suite D, Oceanside, California 92056, on Friday, August 20, 1999 at 10:00 AM, for the following purposes:

     To elect directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The present Board of Directors of the Company has nominated and recommends FOR election the following six persons:

     Louis T. Montulli              Gene Cross
     Lee Swanson                    George Godwin
     William Randell Coleman
     Thomas J. Beener

     To adopt and ratify the proposed 1999 Stock Option Plan previously ratified by the Company's Board of Directors.

     To elect the Company's independent auditors for the ensuing year. The Board of Directors has nominated Levitz, Zacks & Ciceric and recommends FOR their election.

     To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Greenland Corporation.

     Accompanying this Notice is a Proxy. Whether or not you expect to be at the Annual Meeting, please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     A copy of the Company's Form 10-KSB for the Fiscal Year ended December 31, 1998, filed with the Securities and Exchange Commission, is available to shareholders upon request.

     All shareholders are cordially invited to attend the meeting.


By order of the board of directors


Thomas J. Beener
Secretary

July 21, 1999
Oceanside, California

                                    GREENLAND
                                   CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

Oceanside, California
July 21, 1999

     The Board of Directors of Greenland Corporation, a Nevada corporation (the "Company" or "Greenland") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on August 20, 1999 (the "Annual Meeting"), and at any adjournments thereof. The Company intends to mail this Proxy Statement and accompanying proxy card on or about July 26, 1999 to all shareholders entitled to vote at the Annual Meeting.

     Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the six nominees for directors named below, FOR the adoption and ratification of the 1999 Stock Option Plan, FOR the election of Levitz, Zacks & Ciceric as the Company's independent auditors for the ensuing year, FOR the ratification of all acts by the officers and directors of the Company in the previous year. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

     A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, or telegraph, by officers, directors, and other employees of the Company.

     The Company's mailing address is 1935 Avenida Del Oro, Suite D, Oceanside, California 92056, which is the address of the Company's offices.

                                     VOTING

     Shareholders of record at the close of business on June 30, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of June 30, 1999 24,631,242 shares of common stock, par value $.001, of the Company ("Common Stock") were outstanding (excluding warrants and options to purchase 4,999,997 shares), representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote FOR or AGAINST any matter and thus will be disregarded in the calculation of "votes cast". Any unmarked Proxies, including those submitted by brokers or nominees, will be voted FOR the nominees of the Board of Directors and FOR the nominee as independent accountants, as indicated in the accompanying Proxy card.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 1999, by
(i) each of the Company's named executive officers and directors, (ii) the Company's named executive officers and directors as a group and (iii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock.

     The business address is the same as that of the Company unless otherwise indicated.

     For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals listed below is the same as that of the Company.

--------------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES       PERCENT (1)
OFFICERS AND DIRECTORS                             BENEFICIALLY OWNED  BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------
Louis T. Montulli (2)                                  3,495,864               12%
     CEO, Director
Lee Swanson ( 3)
     CFO, Director                                     1,226,279                4%
--------------------------------------------------------------------------------------------
Thomas Beener (4)
    General Counsel, Secretary, Director               1,000,000                3%
William Randell Coleman (5)                            1,333,333                5%
      Director
--------------------------------------------------------------------------------------------

Gene Cross (6)                                          156,667                 *
      Director
George Godwin (7)
      Director                                          111,666                 *
--------------------------------------------------------------------------------------------
Mike Marcinko                                          1,475,000                5%
Brian Strickel                                         1,475,000                5%
 Officers and Directors as a group
(6 persons)                                                                    25%
--------------------------------------------------------------------------------------------

 * INDICATES AN AMOUNT LESS THAN 1%.

(1) Based on 24,631,242 shares of Common Stock outstanding as of June 30, 1999 plus 500,000 options and 4,499,997 warrants now exercisable for a total of 29,631,239 shares fully diluted.

(2) Including warrants now exercisable to purchase 850,000 shares of Greenland Common Stock at $.20 and 850,000 shares of Greenland Common Stock at $.25.

(3) Including options now exercisable to purchase 150,000 shares of Greenland Common Stock at $.33; warrants now exercisable to purchase 166,666 shares of Greenland Common Stock at $.10 and 166,666 shares of Greenland Common Stock at $.13.

(4) Including options now exercisable to purchase 150, 000 shares of Greenland Common Stock at $.33 and 150,000 shares of Greenland Common Stock at $.15 and warrants now exercisable to purchase 100,000 shares of Greenland Common Stock at $.10 and 100,000 shares of Greenland Common Stock at $.13

(5) Including warrants now exercisable to purchase 666,667 shares of Greenland Common Stock at $.15

(6) Including warrants now exercisable to purchase 33,333 shares of Greenland Common Stock at $.10 and 33,333 shares of Greenland Common Stock at $.13

(7) Including warrants now exercisable to purchase 33,333 shares of Greenland Common Stock at $.10 and 33,333 shares of Greenland Common Stock at $.13

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated and recommends FOR election as directors the six persons named below, all of whom are currently serving as directors of the Company. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     Each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     The Proxy may not be voted for more than six persons.

                         INFORMATION REGARDING NOMINEES

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees.

Louis T. Montulli, age 58, has served as Chief Executive Officer and Chairman of the Board since January 1999. Prior to joining the Company Dr. Montulli has been associated with several start-up ventures. He has served in senior positions in the Department of Defense and Department of Energy during the 1970's and was a member of the White House staff from 1981 to 1984. Dr. Montulli has served on the United States Air Force Scientific Advisory Board, the NASA Technical Advisory Board, as well as other government and university boards and panels. From 1993 to 1996, Dr. Montulli served as Senior Vice President of new business development, marketing and advanced systems for Lockheed Martin Corporation where he refocused resources on three commercial and military products resulting in $200 million in new orders the first year. Prior to Lockheed he was Vice President for Boeing Military Airplane Co. where he supervised 4,800 people and hundreds of key projects. Dr. Montulli holds a doctorate in Engineering from the University of California, Los Angeles. He received the Most Distinguished Alumni award in 1987 from the University of Rochester where he received his B.S. in Mechanical Engineering.

Lee Swanson, age 57, has served as Chief Financial Officer and Director of the Company since June 1998. Mr. Swanson is a finance and accounting expert by formal education and a highly capable and successful bankruptcy turn-around expert by experience. For the past ten years, Mr. Swanson has led seven companies successfully through this process. His most recent success was a turn around of Hooked on Phonics. From 1969 to 1989, Mr. Swanson held increasing responsibilities in the aluminum, chemical and steel industries, first as auditor and financial manager and later as manufacturing manager and V.P. for operators of nine facilities. During the 1990's, Mr. Swanson has been President, COO, or CEO of seven companies, leading each from bankruptcy to successful buyout or restructuring.

Thomas Beener, age 49, has served as General Counsel and Secretary of the Company since May 1998 and as a Director since January 1999. Mr. Beener came to Greenland with an extensive background in securities law. He is a Corporate/Securities Attorney with experience in public company counsel work; including corporate, public offerings, private placements and mergers and acquisitions, technology licensing agreements, and broker/dealer compliance and operations. Mr. Beener founded and for nine years managed a NASD Broker/Dealer firm that funded in excess of $50 million of equity and debt. He has merged several companies and directed and closed initial public offerings and private placements. Mr. Beener served as in-house counsel and corporate secretary to NASDAQ listed energy services company, in-house counsel and corporate secretary to a transportation company and outside general counsel to early stage technology companies in the software and biotech industries.

Gene Cross, age 63, has served as Director of the Company since June 1998. Previously, Mr. Cross was Executive Vice President and Chief Financial Officer of BWIP International, Inc., a large industrial manufacturing company. Mr. Cross has been a consultant to a variety of companies involved in high technology development and manufacturing.

George Godwin, age 63, has served as Director of the Company since June 1998. Mr. Godwin serves as Vice President, Nuclear Business Unit of BWIP International, Inc. a large industrial manufacturing company. Mr. Godwin formerly held the positions of General Manager and Regional Sales Manager of a BWIP division serving the utility industry. Mr. Godwin holds a degree in industrial engineering from Tennessee Tech and has also extended management studies at UCLA and the University of Michigan.

William Randell Coleman, age 42, has served as a Director of the Company since May 1999. Mr. Coleman is the Chief Executive Officer and founder of RBSI, Inc., which owns RBSA and SmartCash ATM, Ltd. (the exclusive processor and master distributor for Check Central, Inc., respectively) Mr. Coleman has over 20 years of project management, sales, marketing and recruiting experience. Mr. Coleman has owned, operated and founded several companies in the Electronic Data Processing industry. Mr. Coleman is recognized in the Electronic Funds Transfer Industry as an accomplished and progressive leader and is considered to be one of the top experts in the nation for retail off-premise ATM deployment.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 1997 and December 31, 1998 the compensation awarded or paid to, or earned by the Company's executive officers for services rendered to the Company.

---------------------------------------------------------------------------------------
NAME AND POSITION                           YEAR     SALARY      OTHER        TOTAL
---------------------------------------------------------------------------------------
Lee Swanson, Director                      1998     $24,248    $80,000(1)  $104,248
Chief  Executive Officer                   1997         -        -         -
---------------------------------------------------------------------------------------
Thomas Beener,                             1998     $15,553    $80,000(1)  $ 95,553
Secretary and Director                     1997         -          -          -
---------------------------------------------------------------------------------------

(1) Compensation paid in the form of shares of Common Stock of the Company.

Mr. Swanson and Mr. Beener joined the Company in June and April of 1998, respectively and accordingly, compensation as related to prior years is not applicable. During 1998 and through 1999, each of the officers and directors have received either part or all of their compensation in the form of Common Stock of the Company in order to ease the burden on the Company's cash position. It is anticipated that said practice will continue until such time as the Company's cash position improves.

The Company has established annual salaries of $144,000 for its executive officers; Louis T. Montulli, Lee Swanson, and Thomas Beener for fiscal 1999.

                                   PROPOSAL 2
                       APPROVAL OF 1999 STOCK OPTION PLAN

         At the Company's 1997 Annual Meeting the shareholders approved the 1997 Stock Option Plan that provided for 5,000,000 shares of Common Stock. In July, 1998 the Company effected a 1-10 reverse stock split thereby reducing the number of shares in the 1997 Stock Option Plan to 500,000.

         The Board of Directors has determined that the 1997 Stock Option Plan is not adequate to meet the needs of the Company and the Company may have difficulty retaining key personnel unless a stock option plan suitable to the Company's present and future needs is adopted. Accordingly, the Board of Directors cancelled the 1997 Stock Option Plan and adopted the Company's 1999 Stock Option Plan (the "1999 Plan"), subject to shareholder approval. The Board of Directors recommends FOR the approval of the 1999 Plan. The enclosed proxy will be voted FOR approval of the 1999 Plan unless otherwise indicated. The affirmative votes of the holders of a majority of the shares in person or represented by proxy and entitled to vote is necessary to approve Proposal 2.

A general description of the basic features of the 1999 Plan is summarized below. The summary is qualified in its entirety by the full text of the 1999 Plan, a copy of which may be obtained from the Company at the address set forth at the beginning of this proxy statement and a copy of which has been filed with this information statement.

GENERAL

         The 1999 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1999 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1999 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

         The 1999 Plan is intended to provide a means by which selected officers, directors and employees of, and consultants to, the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons holding key positions, to secure persons to exert maximum efforts for the success of the Company. All of the Company's employees and consultants are eligible to participate in the 1999 Plan.

ADMINISTRATION

         The 1999 Plan is administered by the Board of Directors of the Company unless the Board delegates authority to a committee. The Board has the authority to select the persons to whom rights under the 1999 Plan will be granted (a "Stock Award"), to determine whether a Stock Award will be an incentive stock option (within the meaning of Section 422 of the Code), or a nonqualified stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing, to specify the type of consideration, if any, to be paid to the Company upon exercise of a Stock Award and to determine the time or times when a person will be permitted to purchase or receive stock pursuant to a Stock Award. The Board is authorized to delegate administration of the 1999 Plan to a committee or committees composed of members of the Board.

ELIGIBILITY

         Subject to certain limitations, under the 1999 Plan, as amended, incentive stock options may be granted only to employees of the Company, while Stock Awards other than incentive stock options may be granted to employees and directors of, and consultants to, the Company.

         No incentive stock option may be granted under the 1999 Plan to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of the grant. To the extent that the aggregate fair market value (determined at the time of grant) of stock with respect to which incentive stock options are exercisable for the first time by any holder of such options during any calendar year under all plans of the Company and its affiliates exceeds $100,000, the options or portions thereof which exceed such limit shall be treated as nonstatutory stock options, according to the order in which they were granted.

STOCK SUBJECT TO THE 1999 PLAN

         The 1999 Plan authorizes eight million (8,000,000) shares of Common Stock to be issued. If options granted under the 1999 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1999 Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options granted under the 1999 Plan. individual option grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE, PAYMENT. The exercise price of incentive stock options under the 1999 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and, in some cases (see: "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options under the 1999 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant (except with respect to options assumed or substituted under the Code).

         The exercise price of options granted under the 1999 Plan may be paid (i) in cash at the time the option is exercised (ii) at the discretion of the Board, by delivery of other common nock of the Company, or pursuant to a promissory note (iii) pursuant to a "net exercise" or cashless exercise feature or (iv) in any other form of legal consideration acceptable to the Board or as specified in the 1999 Plan.

         OPTION EXERCISE. Options granted under the 1999 Plan may become exercisable ("vest") as determined by the Board. The Board has the power to accelerate the time, during which an option may be exercised,

         To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee by delivering already-owned stock of the Company or by a combination of these means.

         TERM. The maximum. term of options under the 1999 Plan is 10 years, except that in certain cases (See "Eligibility"), the maximum term is five years. Upon termination of the optionees' employment relationship with the Company, whether by death, disability or termination of employment, as defined in the 1999 Plan, options under the 1999 Plan terminate upon the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the option as set forth in the option agreement. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. Generally, outstanding options under the 1999 Plan terminate 90 days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, except for cause, unless (a) such termination is due to such person's disability, in which case options may be exercised at any time within one year of such termination-, (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 1999 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1999 Plan will terminate in July 2009.

         The Board may also amend the 1999 Plan at any time and from time to time. However, under the 1999 Plan, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1999 Plan to satisfy the requirements of
Section 422 of The Code (including an increase in the number OF shares reserved for issuance under the 1999 Plan) or other legal requirements. The Board may submit any other amendment to the 1999 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

         Under the 1999 Plan, an incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. Nonstatutory stock options granted under the 1999 Plan may, but need not, include provisions allowing for the transfer of such options.

FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK Options. Incentive stock options under the 1999 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stocks fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending an whether the stock was held for more than one year.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction -in the tax year in which the disqualifying disposition occurs.

         NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 1999 Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the due of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize is capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus -Budget Reconciliation Act of 1993, Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to, awards granted in The future under the 1999 Plan when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors has adopted and approved Proposal 2, subject to the requisite approval by the Company's Stockholders. The affirmative vote of the holders a majority of the shares in person or represented by proxy and entitled to vote is required to approve the Proposal. The Board of Directors of the Company has considered the Proposal and recommends that the Company's Stockholders approve the Proposal as set forth in this information statement.

                                   PROPOSAL 3

         The Board of Directors has selected Levitz, Zacks & Ciceric to serve as the Company's independent accountants for the fiscal 1999 year. Smith & Company, a firm located in Salt Lake City, Utah, previously served as the Company's independent accountants since 1994. The Board of Directors believe that the Company's needs can best be served by utilizing a firm that is located in the San Diego area.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors has adopted and approved Proposal 3, subject to the requisite approval by the Company's Stockholders. The Board of Directors of the Company has considered the Proposal and recommends that the Company's Stockholders approve the Proposal as set forth in this information statement. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                              CERTAIN TRANSACTIONS

         In September 1998, prior to his acceptance of the positions of Chief Executive Officer and Chairman of the Board of the Company, Louis T. Montulli entered into a Memorandum of Understanding whereby he provided funding to the Company. In April 1999, the Company and Mr. Montulli executed a Definitive Agreement setting forth the terms of the arrangement. Pursuant to the terms of the Definitive Agreement, Mr. Montulli purchased an asset of the Company for $150,000 and the assumption of $125,000 of debt. The asset is the Shares of Preferred Convertible Stock of Golden Age Homes, Inc ("GAHI")("GAHI Shares"). The GAHI Shares are convertible into $1,500,000 Dollars of Common Stock of GAHI. Accordingly, the Company reflects the GAHI Shares on its balance sheet at $1,500,000 however, there can be no assurance that the GAHI Shares, after conversion to Shares of Common Stock of GAHI, assuming said conversion was granted, would have or would continue to have a value equal to or greater than the $1,500,000. Prior to entering into the agreement with Mr. Montulli, the Company solicited offers from non-affiliates and Mr. Montulli's offer was the most favorable to the Company.

          To provide needed capital to the Company the following officers and/or directors have made loans to the Company and have received warrants, that were recently issued, now exercisable to purchase shares of Greenland Common Stock. Gene Cross, $5,000 loan with warrants to purchase 33,333 shares of Greenland Common Stock at $.10 and 33,333 shares at $.13; George Godwin, $5,000 loan with warrants to purchase 33,333 shares of Greenland Common Stock at $.10 and 33,333 shares at $.13; Lee Swanson, $25,000 loan with warrants to purchase 166,666 shares of Greenland Common Stock at $.10 and 166,666 shares at $.13 and Thomas Beener, $15,000 loan with warrants to purchase 100,000 shares at $.10 and 100,000 shares at $.13.

          The Company has entered into indemnification agreements with each of its executive officers and directors providing that the Company will indemnify its executive officers and directors to the fullest extent permitted by law.

                                  OTHER MATTERS

     The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting however, the persons names in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 1999 Annual Meeting (the meeting to be held following the end of fiscal year 1998) must be received on or before August 13, 1999 by the Company at its office address set forth on the first page of this proxy statement, and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in Greenland Corporation's proxy statement and form of proxy relating to that meeting.

                   SELECTED HISTORICAL COMBINED FINANCIAL DATA

YEAR ENDED DECEMBER 31,                                   1998                 1997
------------------------------------------------------------------------------------
                                                       Audited              Audited
Gross revenues                                    $     15,683        $      26,381
Operating earnings (loss)                           (2,695,138)          (1,888,768)
Other income (loss)                                    627,025             (225,728)
Net earnings (loss)                                 (3,322,163)          (1,663,040)
Loss per common share                                    (0.46)               (0.08)
                                                  ------------        -------------
Shares outstanding (weighted average)                7,202,050           20,270,173

At Year End

Current assets                                          99,250              153,114
Properties, net of depreciation                         24,600                  -0-
Other assets                                         6,213,392            4,256,204
                                                  ------------        -------------
Total assets                                         6,337,242            4,409,318
                                                  ------------        -------------
                                                  ------------        -------------

Current liabilities                                    556,672              213,010
Long-term debt                                             -0-              600,000
                                                                      -------------
Total liabilities                                      556,672              813,010
                                                  ------------        -------------

Common stock, $.001 par value                           12,708               27,097
Paid-in capital                                     12,652,183            7,131,369
Retained deficit                                    (6,884,321)          (3,562,158)
                                                  ------------        -------------
Shareholders' equity                                 5,780,570            3,596,308
                                                  ------------        -------------

Common shares outstanding at 12/31                  12,708,331           27,032,787


     The Company's Form 10-KSB for the fiscal year ended December 31, 1998 was filed with the Securities and Exchange Commission in April 14, 1999. Additional information is available to beneficial owners of Common Stock of the Company on the record date for the Annual Meeting of Shareholders.

     A copy of the Company's Form 10-KSB will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to the Director of Shareholder relations.

          ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN THE
                  ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS


Thomas J. Beener
Secretary

                            GREENLAND CORPORATION
                           1999 STOCK OPTION PLAN

       1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Greenland Corporation, a Nevada corporation (the "Corporation") and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation.

       2.     ADMINISTRATION.

              2.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of a minimum of two or more members appointed by the Board of Directors (the "Committee"). The composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Securities and Exchange Act of 1933. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. No member of the Committee shall vote on any matter concerning his or her own participation in the Plan.

              2.2 TERM. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

              2.3 AUTHORITY. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation ("Parent or Subsidiary"), as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), at such times, under such terms and in such amounts as it may decide. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement (as defined below), to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

              2.4 TYPE OF OPTION. The Committee shall have full authority and discretion to determine, and shall specify in the Stock Option Agreements (as defined below), whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under
Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

              2.5 INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Board or Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

       3.     ELIGIBILITY.

              3.1 GENERAL. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time and no person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant.

              3.2    TERMINATION OF ELIGIBILITY.

                     3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire on the 90th day after the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

                     3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

              3.3 DEATH OF OPTIONEE AND TRANSFER OF OPTION. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within one year after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of interstate succession.

              3.4 LIMITATION ON OPTIONS. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

       4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed Eight Million (8,000,000) shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

       5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

              5.1 NUMBER OF SHARES. Each option shall state the number of shares of Stock to which it pertains.

              5.2 OPTION EXERCISE PRICE. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than the price as determined by the Committee on the date of grant of such option.

              5.3 TERM OF OPTION. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

              5.4 METHOD OF EXERCISE. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of a Notice of Exercise in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 5 days after the giving of such notice unless an earlier date shall have been mutually agreed. After the time specified in the written notice the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Until the Stock is issued (as evidenced by the appropriate entry on the books of the Corporation or a duly authorized transfer agent for the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Stock subject to the option, notwithstanding the exercise of the option. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

              5.5 MEDIUM AND TIME OF PAYMENT. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

                     5.5.1 Full payment in cash or certified bank or cashier's check;

                     5.5.2  A Promissory Note (as defined below);

                     5.5.3 Full payment in shares of Stock or other securities of the Corporation having a fair market value on the Exercise Date in the amount equal to the option exercise price;

                     5.5.4. Instead of exercising the option by paying the exercise price in cash, check or other appropriate consideration, the optionee may elect to exercise the option in whole or in part by receiving Stock equal to the value (as determined below) of the option, or any part hereof, upon surrender of the option at the principal office of the Corporation together with the Notice of Exercise annexed to the Stock Option Agreement in which event the Corporation shall issue the optionee a number of shares of Stock computed using the following formula:

                                      X=Y(A-B)
                                        -----
                                          A

       Where X = the number of shares of Stock to be issued to the holder;

             Y = the number of shares of Stock underlying the option to be exercised;

             A = the current fair market value on one share of Stock; and

             B = the exercise price of the option.

                     5.5.5 All or any part of the exercise price may be paid by delivery on a form prescribed by the Corporation, of an irrevocable direction to pledge all or part of the Stock being purchased under the Plan to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation.

                     5.5.6 A combination of the consideration set forth in Sections 5.5.1, 5.5.2, 5.5.3, 5.5.4 and 5.5.5 equal to the option exercise price; or

                     5.5.7 Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant, and any other method of payment established by the Committee with respect to Non-Qualified Options.

              5.6 FAIR MARKET VALUE. The fair market value of a share of Stock or other security of the Corporation on any relevant date shall be determined in accordance with the following provisions:

                     5.6.1 If the Stock or other security of the Corporation at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

                     5.6.2 If the Stock or other security of the Corporation is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock or other security of the Corporation on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock or other security of the Corporation on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                     5.6.3 If the Stock or other security of the Corporation is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock or other security of the Corporation on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock or other security of the Corporation, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock or other security of the Corporation on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

              5.7 PROMISSORY NOTE. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be inputed,
(ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest.

              5.8 RIGHTS OF A SHAREHOLDER. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in stock, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 6.

              5.9 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

              5.10 OTHER PROVISIONS. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

              5.11 DATES OF EXERCISE AND VESTING. An option granted hereunder may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Corporation's share holders in accordance with Section 14 herein.

       6.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

              6.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

              6.2 CAPITAL TRANSACTIONS. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee all optionees will have the right to exercise all vested options prior to the Capital Transaction. Notwithstanding the foregoing, in the event there is a merger or consolidation where the Corporation is not the surviving corporation, all options granted under this Plan shall vest 30 days prior to such merger or consolidation unless such options are assumed by the successor corporation in such merger or consolidation. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 50% or more of the stock of the Corporation in any two-year period or a transaction similar to a Capital Transaction.

              6.3 ADJUSTMENTS. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

              6.4 ABILITY TO ADJUST. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

              6.5 LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

       7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of interstate succession, and may be exercised during the lifetime of an optionee only by such optionee, except to the extent permitted by applicable securities laws and pursuant to applicable provisions of the Code. Any transfer by the optionee of any option granted under this Plan in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

       8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee or consultant shall not be diminished or affected because an option has been granted to such employee or consultant.

       9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

       10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

       11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

       12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

       13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

       14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. No option may be exercisable prior to the time the Plan is approved by the shareholders.
In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be treated as non-qualified options, and no incentive stock options shall be granted after such date.

       15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, including shares of Stock, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

       16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

       17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Act and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or any applicable state securities law.

       18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear the following legends giving notice of restrictions on transfer under the Act and this Plan, as follows:

              (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED OR TRANSFERRED IN A TRANSACTION WHICH WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION AFFORDED BY SUCH ACT. NO SALE OR TRANSFER OF THESE SHARES SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

              (b) SALE, TRANSFER, HYPOTHECATION OR ENCUMBRANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A STOCK OPTION AGREEMENT DATED
                     ______________________AND A STOCK OPTION PLAN DATED
                     ______________, 1999, A COPY OF WHICH

                     MAY BE INSPECTED AT THE CORPORATION'S PRINCIPAL OFFICE.

              (c) Any other legends required by applicable state securities laws as determined by the Committee.

       19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

       20. INFORMATION. The Corporation shall provide all optionees financial statements at least annually.

       As adopted by the Board of Directors as of ___________, 1999.


                                          Greenland Corporation,
                                          a Nevada corporation


                                          By:

                                          Title:

                                    GREENLAND
                                   corporation

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS ON AUGUST 20,1999

The undersigned hereby appoint Louis T. Montulli, Lee Swanson, Thomas J. Beener, Gene Cross, George Godwin and William Randell Coleman and each and any of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Annual Meeting of Shareholders of Greenland Corporation to be held at the office of the Company, 1935 Avenida Del Oro, Suite D, Oceanside, California 92056 at 10:00 AM Pacific Time, on Friday, August 20, 1999, and any adjournments thereof, and to vote as follows:

     1.  ELECTION OF DIRECTORS
            NOMINEES: LOUIS T. MONTULLI, LEE SWANSON, THOMAS J. BEENER, GENE CROSS, GEORGE GODWIN AND WILLIAM RANDELL COLEMAN.

         ______   VOTE FOR all nominees listed above.
         ______   VOTE WITHELD from all nominees listed above.

     2.  1999 STOCK OPTION PLAN

         FOR: ____         AGAINST: ____    ABSTAIN:____

     3. ELECTION OF LEVITZ, ZACKS & CICERIC as the Company's independent auditors for fiscal 1999.

         FOR: ____         AGAINST: ____    ABSTAIN: ____

     4.  OTHER MATTERS
         In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

         FOR: ____         AGAINST: ____             ABSTAIN: ____

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1 AND 3.

                  PROXY NUMBER                      NUMBER OF SHARES

     -------------------------------------  --------------------------------
         PLEASE SIGN EXACTLY AS NAME
         APPEARS BELOW

                                               --------------------------------
                                               DATED

                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

       PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE PROMPLY.